FOR IMMEDIATE RELEASE EXHIBIT 99.1

Adeia Announces Patent Infringement Litigation Against DISH Network
Reiterates Full 2026 Outlook

SAN JOSE, Calif., April 1, 2026 — Adeia Inc. (Nasdaq: ADEA), the technology company known for developing foundational innovations that enable next-generation solutions for the semiconductor and media industries, today announced that its subsidiaries filed a patent infringement lawsuit against DISH Network Corporation and certain of its affiliates in the U.S. District Court for the District of Colorado. The complaint alleges that DISH infringes five patents from Adeia’s media intellectual property (IP) patent portfolio related to core media and pay-TV technologies.

Adeia’s innovations have been foundational to the evolution of digital television and media distribution, including technologies that enable content discovery and advanced viewing experiences. Adeia’s media IP portfolio is broadly licensed across the pay-TV industry, including the vast majority of leading U.S. providers, reflecting both the value and relevance of our innovations.

“For decades, DISH and its predecessors have licensed and relied on our foundational technologies to build and enhance their services,” said Paul E. Davis, chief executive officer of Adeia. “DISH’s continued use of our foundational technology without authorization leaves us no choice but to take action. Adeia has consistently demonstrated its commitment to protecting the value of its innovations through negotiated license agreements and when necessary, through targeted litigation, as seen in our recent outcomes with Disney and AMD. We remain open to reaching a fair and reasonable resolution but are fully prepared to pursue this matter through the legal process and are confident in our position.”

Adeia’s portfolio includes thousands of patents and patent applications worldwide, covering key technologies in digital entertainment, media platforms, and semiconductor solutions. The Company remains committed to driving innovation while ensuring that its intellectual property is respected and appropriately licensed.

Financial Outlook

The Company reiterates its full year 2026 outlook as follows:

Category (in millions, except for tax rate)	2026 GAAP Outlook	2026 Non-GAAP Outlook
Revenue	$395.0 − 435.0	$395.0 − 435.0
Operating expenses (1)	$295.0 − 305.0	$184.0 − 192.0
Interest expense	$34.0 − 36.0	$34.0 − 36.0
Other income	$5.5 − 6.5	$5.5 − 6.5
Tax rate	20%	21%
Net income (2)	$57.2 − 80.4	$144.2 − 168.7
Adjusted EBITDA (2)	N/A	$213.4 − 245.4
Diluted shares outstanding	114.0 − 115.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; our involvement in litigation and administrative proceedings to enforce or defend our IP rights; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, including against DISH Network described herein, financial loss, legal liability to third parties and similar risks, the cost of litigation may exceed our current expectations, and failure to attract or retain employees, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, and non-GAAP net income do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

For Information Contact:

Adeia Investor Relations

Chris Chaney

IR@adeia.com

Adeia Media Relations

Anna Enerio

marketing@adeia.com

Set forth below are reconciliations of the Company’s forecasted GAAP to non-GAAP financial metrics.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP operating expenses	$295.0	$305.0
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP adjustments	111.0	113.0
Non-GAAP operating expenses	$184.0	$192.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP operating expenses	111.0	113.0
Non-GAAP tax adjustment (2)	(24.0)	(24.7)
Non-GAAP net income	$144.2	$168.7

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Amortization expense	64.0	65.0
Depreciation expense	2.4	2.4
Interest expense	34.0	36.0
Other income	(5.5)	(6.5)
Income tax expense	14.3	20.1
Total of non-GAAP adjustments	156.2	165.0
Adjusted EBITDA	$213.4	$245.4

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.